SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 27, 2000

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)

   State of New Jersey             001-09120                     22-2625848
    (State or other          (Commission  File Number)       (I.R.S.  Employer
     jurisdiction of                                         Identification No.)
     incorporation)

                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 973-430-7000


                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
             (Exact name of registrant as specified in its charter)

    State of New Jersey            001-00973                     22-1212800
    (State or other          (Commission  File Number)       (I.R.S.  Employer
     jurisdiction of                                         Identification No.)
     incorporation)

                           80 Park Plaza, P.O. Box 570
                          Newark, New Jersey 07101-0570
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 973-430-7000


                            PSEG ENERGY HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

    State of New Jersey            333-95697                     22-2983750
    (State or other          (Commission File Number)       (I.R.S.  Employer
     jurisdiction of                                         Identification No.)
     incorporation)

                           80 Park Plaza, T22
                          Newark, New Jersey 07102-4194
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 973-456-3581

Item 9. Regulation FD
---------------------

This Form 8-K is being filed in order to comply with Regulation FD.

From time to time, Public Service Enterprise Group Incorporated (PSEG), Public Service Electric and Gas Company (PSE&G) and/or PSEG Energy Holdings Inc. (Energy Holdings) may intentionally disclose material non-public information requiring disclosure to the public. In conformance with Regulation FD, simultaneous disclosure will be posted on the PSEG website (www.pseg.com), as each registrant may deem appropriate.

In some circumstances, PSEG, PSE&G and/or Energy Holdings may unintentionally disclose material non-public information requiring disclosure. In conformance with Regulation FD, prompt disclosure will be posted on the PSEG website, as each registrant may deem appropriate.

This disclosure may include earnings projections/estimates and/or comments to analysts and/or investors beyond what has been previously publicly disclosed.

In addition to website disclosure, PSEG, PSE&G and/or Energy Holdings may issue a press release and/or file a Form 8-K providing the same information. In some circumstances, information may also be made available by conference call and/or web-cast. In addition, PSEG, PSE&G and/or Energy Holdings may from time to time conduct analyst and/or investor conference calls.

These conference calls will be open to the media and public in listen-only mode. Conferences and meetings may be web-cast. Notice of conference calls and of web-cast conferences and meetings will be made by press release. Conference call, conference and meeting presentation materials will be posted at www.pseg.com.

Any information posted on the website, or included in a press release, conference call, analyst or investor conference or meeting, or web-cast, should not be assumed to be material. In making disclosure, PSEG, PSE&G and Energy Holdings do not represent that the information is material or otherwise required to be disclosed. Information will remain posted on the website until it is archived. Archived information and materials will be kept for historical purposes, but may no longer be accurate and will not necessarily be updated.

Any forward-looking statements contained in disclosure are subject to a number of uncertainties and factors that are delineated in the PSEG, PSE&G and Energy Holdings Form 10-K, Forms 10-Q and Forms 8-K as filed from time to time.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their respective behalf by the undersigned thereunto duly authorized.


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                     PUBLIC SERVICE ELECTRIC and GAS COMPANY
                                  (Registrants)


                              By: Patricia A. Rado
                              --------------------

                                Patricia A. Rado
                          Vice President and Controller
                         (Principal Accounting Officer)




Date: October 27, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            PSEG ENERGY HOLDINGS INC.
                                  (Registrant)

                               By: Derek DiRisio
                               -----------------

                                  Derek DiRisio
                          Vice President and Controller
                         (Principal Accounting Officer)



Date: October 27, 2000